Fees Summary	Aug. 04, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 11,441.26
Total Fee Amount	11,441.26
Total Transaction Valuation	82,847,647.68
Total Offset Amount	0
Net Fee	$ 0
Offset Table N/A	N/A